                                                                    EXHIBIT 99.1

                                               Net Interest Margin Trust 1995-A
                                               February, 2000
                                               Payment: March 15, 2000

                                               7.25% SECURITIZED NET INTEREST
                                               MARGIN CERTIFICATES

                                               Cusip #                 393534AC6
                                               Trust Account #        33-34309-0
                                               Distribution Date: March 15, 2000

                                                                                         Per $1,000
Securitized Net Interest Margin Certificates                                              Original
--------------------------------------------                                             ----------
1.   Amount Available                                              1,686,164.90
                                                              -----------------
     Pro rata Share of Excess from NIM 94-A                       77,008,521.00
                                                              -----------------
Interest

2.   Aggregate Interest                                              956,379.37          3.10512782
                                                              -------------------------------------


3.   Amount Applied to:
     (a) accrued but unpaid Interest

4.   Remaining:
     (a) accrued but unpaid Interest

5.   Monthly Interest                                                956,379.37
                                                              -----------------

Principal

6.   Current month's principal distribution                       77,738,306.53        252.39709912
                                                              -------------------------------------

7.   Remaining outstanding principal balance                      80,558,968.05         261.5550911
                                                              -------------------------------------
     Pool Factor                                                     0.26155509
                                                              -----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                 371,562,341.66**
                                                              -----------------
9.   Aggregate amount on deposit in Reserve Fund                   7,500,000.00
                                                              -----------------

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)               30,890.76
                                                              -----------------

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                            3,495,004.74
                                                              -----------------

12.  Weighted average CPR                                                 9.97%
                                                              -----------------

13.  Weighted average CDR                                                 3.24%
                                                              -----------------

14.  Annualized net loss percentage                                       1.93%
                                                              -----------------

15.  Delinquency              30-59 day                                   0.86%
                                                              -----------------
                              60-89 day                                   0.39%
                                                              -----------------
                              90+ day                                     0.96%
                                                              -----------------
                              Total 30+                                   2.21%
                                                              -----------------

US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 2/15/00.

                                                Net Interest Margin Trust 1995-A
                                                February, 2000
                                                Payment: March 15, 2000


                                            Fee Assets
                    ---------------------------------------------------------
                        Guarantee               Inside             Fee Asset
                          Fees                   Refi                Total
                    ---------------------------------------------------------

GTFC 1994-5              51,905.10            16,134.32            68,039.42
GTFC 1994-6              51,164.86            24,686.41            75,851.27
GTFC 1994-7                   0.00             9,912.77             9,912.77
GTFC 1994-8              19,431.62            23,619.76            43,051.38
GTFC 1995-1              96,322.69            40,328.37           136,651.06
GTFC 1995-2                   0.00                 0.00                 0.00
GTFC 1995-3             142,588.36            44,691.72           187,280.08
GTFC 1995-4              80,502.94            61,141.89           141,644.83
GTFC 1995-5                   0.00                 0.00                 0.00
                    ---------------------------------------------------------

                        441,915.57           220,515.24           662,430.81

Total amount of Guarantee Fees and

     Inside Refinance Payments                                    662,430.81
                                                             ---------------

Subordinated Servicing Fees                                       657,977.55
                                                             ---------------

Payment on Finance 1 Note                                       1,320,408.36
                                                             ---------------

Allocable to Interest (current)                                   687,797.44
                                                             ---------------

Allocable to accrued but unpaid Interest                                0.00
                                                             ---------------

Accrued and unpaid Trustee Fees                                         0.00
                                                             ---------------

Allocable to Principal                                            632,610.92
                                                             ---------------

Finance 1 Note Principal Balance                              113,209,724.76
                                                             ---------------

                                               Net Interest Margin Trust 1995-A
                                               February, 2000
                                               Payment: March 15, 2000


                                            Inside
                             Residual        Refi          Total
                           ------------------------------------------

GTFC 1994-5                         0.00          0.00          0.00
GTFC 1994-6                         0.00          0.00          0.00
GTFC 1994-7                         0.00          0.00          0.00
GTFC 1994-8                         0.00          0.00          0.00
GTFC 1995-1                         0.00          0.00          0.00
GTFC 1995-2                   163,274.71     36,197.92    199,472.63
GTFC 1995-3                         0.00          0.00          0.00
GTFC 1995-4                         0.00          0.00          0.00
GTFC 1995-5                   118,210.79     48,073.12    166,283.91
                           ==========================================

                              281,485.50     84,271.04    365,756.54

                           Total Residual and Inside
                               Refinance Payments         365,756.54